UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 13, 2020

Burlington Northern Santa Fe, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11535	27-1754839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2650 Lou Menk Drive, Fort Worth, TX	76131
(Address of Principal Executive Offices)	(Zip Code)

(800) 795-2673

(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement.

See description of the Twenty-Third Supplemental Indenture in Item 8.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 8.01.

Item 8.01. Other Events.

Burlington Northern Santa Fe, LLC (“BNSF”) entered into an underwriting agreement (the “Underwriting Agreement”) dated April 6, 2020, with J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein (collectively, the “Underwriters”), pursuant to which BNSF agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $575,000,000 in aggregate principal amount of 3.050% Debentures due February 15, 2051, as described in the prospectus supplement dated April 6, 2020, filed pursuant to BNSF’s shelf registration statement on Form S-3, Registration No. 333-231290.

The debentures were issued under the Indenture dated as of December 1, 1995, the Fifth Supplemental Indenture dated as of February 11, 2010 and the Twenty-Third Supplemental Indenture dated as of April 13, 2020, between BNSF and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as successor-in-interest to The First National Bank of Chicago, as trustee, and an officers’ certificate providing for the issuance of the debentures. The Underwriters delivered the debentures against payment on April 13, 2020.

A copy of the Underwriting Agreement, Twenty-Third Supplemental Indenture and other documents relating to this transaction are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number and Description
1.1

Underwriting Agreement, dated April 6, 2020, among Burlington Northern Santa Fe, LLC and J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1

Twenty-Third Supplemental Indenture, dated as of April 13, 2020, to Indenture dated as of December 1, 1995, between Burlington Northern Santa Fe, LLC and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Certificate of Determination as to the terms of BNSF’s 3.050% Debentures due February 15, 2051.
5.1	Opinion of Cravath, Swaine & Moore LLP, as to the validity of the securities being offered.
23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON NORTHERN SANTA FE, LLC

Date: April 13, 2020	By:	/s/ Julie A. Piggott
		Name:	Julie A. Piggott
		Title:	Executive Vice President and Chief Financial Officer